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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -----------

                                   FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): JANUARY 21, 1998



                         THE ARNOLD PALMER GOLF COMPANY
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             (Exact name of registrant as specified in its charter)


    Tennessee                        0-921                      62-0331019
-------------------            -------------------         -------------------
    (State of                 (Commission File No.)          (I.R.S. Employer
   incorporation)                                           Identification No.)


               6201 Mountain View Road, Ooltewah, Tennessee 37363
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          (Address of principal executive offices, including zip code)



                                 (423) 238-5890
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     The Arnold Palmer Golf Company (the "Company") announced January 21, 1998 that effective January 21, 1998, the Company's common stock will no longer be listed on the NASDAQ SmallCap Market.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              28    Press Release dated January 21, 1998.














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 28, 1998                   THE ARNOLD PALMER GOLF COMPANY


                                   By: /s/ David J. Kirby
                                      ---------------------------
                                      David J. Kirby
                                      Vice President - Finance





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